Exhibit 99.1

Xanadu Expected to Become the First and Only Publicly Traded Pure-Play Photonic Quantum Computing Company via Business Combination with Crane Harbor Acquisition Corp.

●	Xanadu Produced the First Networked, Modular and Scalable Quantum Computer with their Aurora System in Early 2025[1]

●	First Pure Play Quantum Computing Company to Achieve Quantum Supremacy with their Borealis System in 2022

●	Xanadu’s PennyLane Software Offering is the #1 Quantum Programming Software with 47% Usage Among Quantum Programmers[2]

●	Pro Forma Enterprise Value of the Combined Company is Expected to be Approximately US$3.1 Billion and Pro Forma Market Capitalization is Expected to be Approximately US$3.6 Billion[3], with Existing Xanadu Shareholders Rolling Over 100% of their Equity

●	Gross Proceeds from the Transaction are Expected to be Approximately US$500 Million, assuming no redemptions from Crane Harbor trust account and including US$275 Million in a Fully Committed Common Equity PIPE with a $10.00 Price per Share

●	Over 90% of the Upsized and Oversubscribed PIPE Capital Will be New Money Strategic and Institutional Investors, including AMD, BMO Global Asset Management[4], CIBC Asset Management Inc., MMCAP Ventures, PlanetFirst, and Polar Asset Management Partners along with support from existing investors Bessemer, Georgian, and OMERS Ventures

TORONTO – November 3, 2025 – Xanadu Quantum Technologies, Inc. (“Xanadu”), a leading photonic quantum computing company, and Crane Harbor Acquisition Corp. (Nasdaq: CHAC), a publicly traded special purpose acquisition company (“Crane Harbor”), today announced that they have entered into a definitive business combination agreement with a newly formed entity, that is expected to result in Xanadu being the first and only publicly traded pure play photonic quantum computing company. Upon closing of the transaction, shares of the combined company are expected to trade on the Nasdaq Stock Market and on the Toronto Stock Exchange.

[1]	Based on first publication in a peer-reviewed journal showing an experimental demonstration of a scalable, modular, networked quantum computer
[2]	Based on percentage of 2024 Unitary Foundation Survey respondents who used PennyLane in the prior 12-month period
[3]	Assuming no redemptions in trust
[4]	BMO Global Asset Management is a brand name under which BMO Asset Management Inc. and BMO Investments Inc. operate.

“Today marks a transformative milestone for quantum computing as we bring the leading photonic quantum platform to the public markets,” said Christian Weedbrook, CEO of Xanadu. “Our quantum systems compute at true room temperature without cryogenics or laser cooling, while delivering the world’s first networked, modular, and scalable quantum computer and up to 10x more efficient error correction overhead than any other quantum modality. Our success extends beyond hardware innovation to software leadership through PennyLane, the quantum programming software that’s training the next generation of quantum developers worldwide. With the technological foundation and an identified path to scaling fully fault tolerant computers in place, this transaction will provide us with the capital necessary to accelerate our mission of building quantum computers that are useful and available to people everywhere.”

In 2022, Xanadu became the first pure play quantum company to demonstrate quantum supremacy with its 216-qubit Borealis system. Borealis, which was the first quantum supremacy computer made available on the cloud, demonstrated the ability to solve a complex challenge in 2 minutes that would have taken the world’s fastest supercomputer at the time 7 million years to solve. Now, with its most recent Aurora system, Xanadu has produced the first networked, modular, and scalable quantum computer. Aurora marked the first demonstration of a real-time error correction decoding algorithm with photonics.

Unlike other approaches that seek to commercialize noisy and potentially soon-to-be-obsolete NISQ-era computers, Xanadu is fully committed to the R&D efforts required to create the world’s first fully fault-tolerant quantum computer over the next three years. Combined with Xanadu’s uniquely proven ability to fully implement and scale all subsystems needed for a universal photonic quantum computer and its demonstrated real-time error correction decoding algorithm, Xanadu is expected to have up to 100,000 physical qubits and up to 1,000 logical qubits in its fault-tolerant computer by 2029. Additionally, since all approaches will need to utilize photonics to facilitate scale, Xanadu’s photonic approach is the only medium that will be universally compatible across all quantum modalities and technologies for commercialization including quantum networking, sensing, quantum internet, secure communications, and other future applications.

Xanadu also offers its open-source software, PennyLane, which is the most implemented quantum programming platform in the world, in use by up to 47% of quantum programmers. PennyLane is fully integrated across the hardware of all major quantum computer providers in the industry, regardless of modality. The future quantum workforce is being trained on PennyLane, with 143 University partners across 33 countries including University of Toronto, Purdue University, University of Maryland, and Johns Hopkins University. As a hardware agnostic platform, PennyLane is already generating revenue and is expected to scale with the expansion of the entire quantum computing market.

Xanadu systems and software are already in use by industry-leading customers like Volkswagen, Mitsubishi Chemical Group and Rolls Royce.

Xanadu Expected to Be First to the Public Markets in the Photonic Quantum Computing Race

Quantum computing represents a transformative leap in computational power, leveraging quantum mechanics which will be used to solve previously intractable problems across verticals such as AI, automotive, next generation batteries, clean energy, medicine & chemistry, encryption & decryption, finance, aerospace and many others. These applications represent US$450-850 billion in long-term annual value creation at fault tolerant quantum computing.

At the forefront of this revolution is photonic quantum computing, which harnesses photons as the physical systems for quantum computation and offers distinct advantages as a leading approach for large-scale quantum computers. Crucially, Xanadu’s approach to photonic quantum computing computes at room temperature, eliminating the complex and energy-intensive cooling required by superconducting and trapped ion approaches. Photons interact minimally with their environment, naturally preserving quantum coherence and offering inherent noise resistance essential for stable computation. Leveraging mature optical technologies, photonic quantum computers enable high-speed operations, and inherent scalability through modular architectures and fiber-optic networking, significantly reducing complexity and costs while requiring lower resource consumption.

“We are thrilled to partner with Xanadu’s exceptional team to unlock the tremendous potential of photonic quantum computing,” said Bill Fradin, CEO of Crane Harbor. “Photonic quantum computing is the next generation compute technology poised to bring quantum to scale. Xanadu has already demonstrated quantum supremacy and built the world’s first scalable and networkable quantum computer, uniquely positioning the combined company at the forefront of one of the most promising technological frontiers of our time.”

Transaction Details

The transaction values Xanadu at a pre-money rollover equity value of US$3.0 billion and the combined company at a pro forma enterprise value of approximately US$3.1 billion, with a pro forma market capitalization of US$3.6 billion. The combined company is expected to receive approximately US$225 million from Crane Harbor’s trust account, assuming no redemptions by Crane Harbor’s public stockholders, as well as US$275 million in gross proceeds from a group of strategic and institutional investors participating in the transaction via a common equity committed private placement investment (“PIPE”) to purchase shares of the combined company at $10.00 per share. Over 90% of the capital committed in the PIPE financing was sourced from new investors who were not existing Xanadu shareholders. The net proceeds from this transaction will be used to accelerate the development and deployment of Xanadu’s photonic quantum computer systems to fully fault-tolerant, with subsequent commercial traction via both run time sales and PennyLane software monetization.

Existing Xanadu shareholders and management will not receive any cash proceeds as part of the transaction and will roll over 100% of their Xanadu shares into shares in the combined company. Management and existing shareholders of Xanadu will be subject to lock-up agreements restricting the sale or transfer of their shares for a period of time upon closing.

The transaction has been unanimously approved by the Board of Directors of Crane Harbor, as well as the Board of Directors of Xanadu, and is subject to the satisfaction of customary closing conditions, including the approval of the shareholders of each of Xanadu and Crane Harbor and the listing of the shares of the combined company on the Toronto Stock Exchange and Nasdaq, which is subject to stock exchange approval.

Conference Call Information

Management of Xanadu and Crane Harbor will host an investor conference call to discuss the proposed transaction and review an investor presentation at 8:30am ET on Monday, November 3, 2025. A webcast of the call can be accessed by visiting www.craneharboracquisition.com. A transcript of the call will also be filed by Crane Harbor with the SEC.

Transaction Advisors

Morgan Stanley & Co. LLC is serving as lead financial advisor to Xanadu. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is also serving as financial advisor and capital markets advisor to Xanadu.

JonesTrading is serving as capital markets advisor to Crane Harbor.

Morgan Stanley & Co. LLC is serving as lead placement agent for the PIPE. CIBC Capital Markets, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and JonesTrading are also serving as placement agents for the PIPE.

Cooley LLP and Osler, Hoskin & Harcourt LLP are serving as legal counsel to Xanadu. Winston & Strawn LLP, Stevens & Lee P.C. and Bennett Jones LLP are serving as legal counsel to Crane Harbor. Ropes & Gray LLP and Davies Ward Phillips & Vineberg LLP are acting as legal advisors to the PIPE placement agents.

About Xanadu

Xanadu is a Canadian quantum computing company with the mission to build quantum computers that are useful and available to people everywhere. Founded in 2016, Xanadu has become one of the world’s leading quantum hardware and software companies. The company also leads the development of PennyLane, an open-source software library for quantum computing and application development. Visit xanadu.ai or follow us on X @XanaduAI.

About Crane Harbor Acquisition Corp

Crane Harbor Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Crane Harbor and Xanadu for their consideration. The combined company intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus to be distributed to Crane Harbor’s shareholders in connection with Crane Harbor’s solicitation for proxies for the vote by Crane Harbor’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Xanadu’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to Crane Harbor shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Crane Harbor shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Crane Harbor in connection with the proposed transaction, as these documents will contain important information about Crane Harbor, Xanadu and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, once available, as well as other documents filed by Crane Harbor with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Crane Harbor Acquisition Corp., 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; the stock exchanges on which the shares of the combined company are expected to trade; pro forma enterprise value of the combined company; gross and net proceeds from the transaction and related PIPE; funds received by the combined company from Crane Harbor’s trust account and redemptions by Crane Harbor’s public shareholders; estimates of customer penetration rates and usage patterns; projections regarding Xanadu’s ability to commercialize new products and technologies and the timing thereof; Xanadu’s ability to scale its existing products; projections of development and commercialization costs and timelines; expectations regarding Xanadu’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Xanadu’s ability to attract, retain, and expand its customer base; Xanadu’s deployment of proceeds from capital raising transactions; Xanadu’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Xanadu’s ability to maintain, protect, and enhance its intellectual property; future partnerships, ventures or investments in companies, products, services, or technologies; development of favorable regulations affecting Xanadu’s markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; Xanadu expected value creation and the potential for Xanadu to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Xanadu and Crane Harbor. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Xanadu is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Xanadu’s historical net losses and limited operating history; Xanadu’s expectations regarding future financial performance, capital requirements and unit economics; Xanadu’s use and reporting of business and operational metrics; Xanadu’s competitive landscape; Xanadu’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Xanadu’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Xanadu’s reliance on strategic partners and other third parties; Xanadu’s concentration of revenue in contracts with government or state-funded entities; Xanadu’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required shareholder and regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Crane Harbor could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Xanadu or Crane Harbor; failure to realize the anticipated benefits of the proposed transaction; the ability of Crane Harbor or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Crane Harbor’s filings with the U.S. Securities and Exchange Commission (“SEC”). These forward-looking statements are based on certain assumptions, including none of the risks identified above materialize; there are no unforeseen changes to economic and market conditions, and no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Xanadu, Crane Harbor or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Xanadu’s and Crane Harbor’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Xanadu and Crane Harbor may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Crane Harbor is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Crane Harbor, which may differ materially from the performance of our founders’ or sponsors’ past investments.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any province or territory of Canada.

Participants in the Solicitation

Crane Harbor, Xanadu and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Crane Harbor’s shareholders in connection with the proposed transaction. Information regarding the persons who may be deemed participants in the solicitation of Crane Harbor’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus when it is filed by Crane Harbor with the SEC. You can find more information about Crane Harbor’s directors and executive officers in Crane Harbor’s final prospectus related to its initial public offering filed with the SEC on April 25, 2025 and in the Quarterly Reports on Form 10-Q filed by Crane Harbor with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

Contacts

Media Contact:

press@xanadu.ai

Investor Relations:

investors@xanadu.ai

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